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                                                                   Exhibit 10.46



                               SFA FINANCE COMPANY

                                   AS SELLER,

                                 SAKS & COMPANY

                                  AS SERVICER,

                                       AND

                              BANKERS TRUST COMPANY

                                   AS TRUSTEE

                       ON BEHALF OF THE CERTIFICATEHOLDERS
                                     OF THE

                                SAKS MASTER TRUST

                         ------------------------------

                                 AMENDMENT NO. 1
                                     TO THE
                         POOLING AND SERVICING AGREEMENT

                           DATED AS OF APRIL 25, 1996

                         ------------------------------
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               AMENDMENT NO. 1 TO POOLING AND SERVICING AGREEMENT

         THIS AMENDMENT NO. 1 TO POOLING AND SERVICING AGREEMENT is dated as of September 17, 1998 (the "Amendment"), and is by and among SFA FINANCE COMPANY, a Delaware corporation (the "Seller"), SAKS & COMPANY, a New York corporation (the "Servicer"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee").

         WHEREAS, the Seller, the Servicer and the Trustee are parties to that certain Pooling and Servicing Agreement dated as of April 25, 1996 (as the same has been amended, supplemented, restated or otherwise modified and as in effect immediately prior to the effectiveness of this Amendment, the "Pooling and Servicing Agreement");

         WHEREAS, upon the consummation of the transactions (the "Merger") contemplated by the Agreement and Plan of Merger dated as of July 4, 1998 (as amended, the "Merger Agreement"), by and among Proffitt's, Inc. ("Proffitt's"), Fifth Merger Corporation and Saks Holdings, Inc. ("Saks Holdings"), Saks & Company ("Saks") will become a subsidiary of Proffitt's;

         WHEREAS, following the Merger, it is anticipated that all of the existing open end credit Accounts of Saks will be contributed to National Bank of the Great Lakes, a national banking association (the "Bank") that is a Proffitt's subsidiary, and the Bank will assume, among other things, all obligations of Saks under the related Charge Account Agreements;

         WHEREAS, the Seller, the Servicer and the Trustee desire to amend the terms of the Pooling and Servicing Agreement (including the Receivables Purchase Agreement that is an exhibit to the Pooling and Servicing Agreement), to provide, among other things, and subject to the terms of the Pooling and Servicing Agreement, (a) for the contribution (the "Contribution") of all the open end credit Accounts to the Bank; (b) for the Bank to originate open end credit Accounts and Receivables therein following such contribution, and (c) for all Eligible Receivables originated in connection with such open end credit Accounts to be conveyed to the Trust; and

         WHEREAS, the parties hereto are authorized by Section 13.1 of the Pooling and Servicing Agreement to amend the Pooling and Servicing Agreement so as to add to, change or eliminate any of the provisions of the Pooling and Servicing Agreement, including the exhibits from time to time;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, in the Pooling and Servicing Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all of the parties hereto, each of the parties hereto, intending to be legally bound agrees as follows:
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         SECTION 1. AMENDMENTS UPON SATISFACTION OF CONDITIONS PRECEDENT. The
Pooling and Servicing Agreement shall be deemed to be amended as follows upon the satisfaction of the conditions precedent contained in Section 4 hereof:

         (a) The Pooling and Servicing Agreement is hereby amended, effective as of the effective date and time (the "Effective Time") of the Merger, by adding to Section 1.1 the following new definition in the appropriate alphabetical location:

                  "Bank" shall mean National Bank of the Great Lakes, Elmhurst, Illinois, and any national banking association or banking corporation organized under the laws of the United States or any state thereof that is an Affiliate of Saks & Company that may, as part of its activities, originate, acquire, transfer and/or service Accounts and Receivables, together with its permitted successors and assigns.

         (b) The Pooling and Servicing Agreement is hereby amended, effective as of the Merger's Effective Time by amending and restating the definitions of the terms "Charge Account Agreement", "Charge Account Guidelines", "Receivables Purchase Agreement", "Saks" and "Servicer" contained in Section 1.1 to read in their entirety as follows:

                  "Charge Account Agreement" shall mean, in the case of each account originated or acquired by Saks or the Bank, the agreement (and the related credit application) for a credit card account between any Obligor and Saks or the Bank, as the same may be amended, modified or otherwise changed from time to time.

                  "Charge Account Guidelines" shall mean the policies and procedures of Saks, the Bank and the Servicer relating to customers' Accounts, including, without limitation, the policies and procedures for determining the creditworthiness of charge account customers, the extension of credit to charge account customers, the terms on which repayments are required to be made, and relating to the maintenance of charge accounts and collection of charge account receivables, as such policies and procedures, as applicable, may be amended from time to time.

                  "Saks" shall mean Saks & Company, a New York corporation, in its capacity as an originator of the Receivables and as a seller of the Receivables pursuant to a Receivables Purchase Agreement, and following the contribution of the open end credit Accounts to the Bank, shall include the Bank as the holder of such open end credit Accounts, as an originator or acquirer of Receivables and as a seller of the Receivables pursuant to a Receivables Purchase Agreement.

                  "Receivables Purchase Agreement" shall mean, as the context may require, the Third Amended and Restated Receivables Purchase Agreement, dated as of April 25, 1996 between Saks and SFA Finance Company, and the Receivables Purchase Agreement dated as of September 17, 1998, between the Seller and the

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         Bank, substantially in the form of Exhibit B hereto, as such agreements may be amended, supplemented, restated or otherwise modified from time to time.

                  "Servicer" shall mean initially Saks & Company, a New York corporation, and its permitted successors and assigns, and thereafter any Person appointed as successor as herein provided to service the Receivables, but shall not include the Bank.

         (c) The Pooling and Servicing Agreement is hereby amended by amending and restating clause (v) of the definition of "Eligible Account" contained in
Section 1.1 to read in its entirety as follows:

                  (v) such Account was originated or acquired by Saks:

         (d) The Pooling and Servicing Agreement is amended by amending and restating Section 2.5(f) thereof to read in its entirety as follows:

                  (f) Finance Charges and Other Fees. The Seller agrees that, except as otherwise required by any Requirement of Law or as is reasonably deemed by Saks to be necessary to maintain the credit card business relating to credit cards issued to customers of Saks & Company, the Seller shall maintain Saks' commitment as set forth in the Receivables Purchase Agreement, that Saks shall not reduce at any time
         (x) the finance charges assessed in respect of any Accounts, or (y) any other fees charged on any of the Accounts if, as a result of such reduction, the Servicer reasonably expects that the Portfolio Yield with respect to any Series as of such date, after giving effect to such reduction, would be less than the Base Rate for such Series.

         (e) The Pooling and Servicing Agreement is amended by amending and restating subsection (i) of Section 2.5(q) thereof to read in its entirety as follows:

                  (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Seller will not be diverted to any other Person or for other than corporate uses of the Seller, nor will such funds be commingled with the funds of Saks or any other subsidiary of Saks; provided, however, in the event that payments received on the Accounts in stores or at the corporate offices of the Servicer or through electronic funds transfers are not deposited in an account of the Seller until the second Business Day after receipt, until such deposit such payments may be commingled with funds of Saks or any of its Affiliates.

         (f) The Pooling and Servicing Agreement is amended by amending and restating the first two sentences of Section 3.1(a) thereof as follows:

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         Saks & Company agrees to act as the Servicer under this Agreement. The
         Investor Certificateholders by their acceptance of the Investor Certificates consent to any affiliate of Saks & Company acting as subservicer.

         SECTION 2. AMENDMENT OF EXHIBIT B UPON EFFECTIVE TIME OF MERGER. Subject to the satisfaction of the conditions precedent contained in Section 4 hereof, the Pooling and Servicing Agreement shall be deemed to be amended upon the Effective Time of the Merger by adding a new Exhibit B-1 in the form attached hereto.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Seller and the Servicer represents and warrants that:

         (a) The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of the Seller, the Servicer and as to the Receivables Purchase Agreement, by the Bank. All appraisals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Amendment, the performance of the transactions contemplated hereby, and the fulfillment of or terms hereof, have been obtained.

         (b) This Amendment, and the Pooling and Servicing Agreement and the Receivables Purchase Agreement, as amended by this Amendment, each constitute the legal, valid and binding obligation of the Seller, the Servicer and the Bank, to the extent they are parties to such agreements, enforceable against such Persons in accordance with their respective terms, except as enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding in law or in equity).

         SECTION 4. CONDITIONS PRECEDENT. This Amendment shall become effective as of its date, provided that all of the following conditions are met:

         (a) The Servicer shall have provided an Officer's Certificate to the Trustee to the effect that this Amendment will not materially and adversely affect the interests of any Certificateholder;

         (b) Delivery of an Opinion of Counsel to the effect that this Amendment will not cause the Trust to be characterized for Federal or New York State income or franchise tax purposes as an association (or publicly traded partnership) taxable as a corporation or have any material adverse effect on the characterization as indebtedness for Federal and New York State income or franchise tax purposes of any outstanding Investor Certificate that was characterized as indebtedness upon its issuance;

         (c) The Servicer shall have provided at least ten Business Days' prior written notice to each Rating Agency of this Amendment;

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         (d) The Servicer shall have received written confirmation from each
Rating Agency to the effect that the rating of any Series or any Class of any Series will not be reduced or withdrawn as a result of this Amendment;

         (e) If requested by the Trustee, the Trustee shall have received an Opinion of Counsel from the Seller or the Servicer to the effect that this Amendment complies with all requirements of the Pooling and Servicing Agreement.

         SECTION 5. EFFECT ON THE POOLING AND SERVICING AGREEMENT. Except as expressly herein amended, the terms and conditions of the Pooling and Servicing Agreement remain in full force and effect. In all respects not inconsistent with the terms and provisions of this Amendment, the provisions of the Pooling and Servicing Agreement are hereby ratified, approved and confirmed.

         SECTION 6. HEADINGS. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         SECTION 7. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one and the same instrument.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 9. DEFINITIONS. Capitalized terms not otherwise defined herein have the respective meanings given them in the Pooling and Servicing Agreement.

                         [Signatures on Following Page]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Pooling and Servicing to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       SFA FINANCE COMPANY,
                                       as Seller

                                       By:
                                          -------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                       SAKS & COMPANY,
                                       as Servicer

                                       By:
                                          -------------------------------------
                                           Name:
                                                -------------------------------
                                            Title:
                                                  -----------------------------

                                       BANKERS TRUST COMPANY,
                                       as Trustee

                                       By:
                                          -------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

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                                    EXHIBIT B

                       FORM OF FOURTH AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

                                      B-1